SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

Nicholas Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NICHOLAS FINANCIAL, INC. Building C. #501B 2454 McMullen Booth Road Clearwater, FL 33759-1340 (727) 726-0763

NOTICE OF ANNUAL GENERAL MEETING

To the Shareholders of Nicholas Financial, Inc:

NOTICE IS HEREBY GIVEN that the 2005 Annual General Meeting of the Shareholders (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) will be held at the Company’s Corporate Headquarters, located at 2454 McMullen Booth Road, Clearwater, Florida, on Wednesday August 10, 2005, at the hour of 10:00 AM for the following purposes:

1.	to receive the Report of the Directors;

2.	to receive the financial statements of the Company for its fiscal year ended March 31, 2005 and the report of Dixon Hughes PLLC, the Company’s Independent Auditors, thereon;

3.	to elect one director to hold office until the 2008 Annual General Meeting of Shareholders or until his successor is duly elected and qualified.

4.	to approve the appointment of Dixon Hughes PLLC as the Company’s Independent Auditors for the fiscal year ending March 31, 2006; and

5.	to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Shareholders of record as of the close of business on July 11, 2005 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A shareholder entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead.

Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Clearwater, Florida, July 13, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Vosotas

President

PROXY STATEMENT AND INFORMATION CIRCULAR
REVOCABILITY OF PROXY
PERSONS MAKING THE SOLICITATION
VOTING SHARES AND OWNERSHIP OF MANAGEMENT AND PRINCIPAL HOLDERS
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS
BOARD OF DIRECTORS
EXECUTIVE OFFICERS AND COMPENSATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
SHAREHOLDER PROPOSALS
OTHER MATTERS
APPROVAL AND CERTIFICATION
APPENDIX A
APPENDIX B

NICHOLAS FINANCIAL, INC
Building C #501B
2454 McMullen Booth Road
Clearwater, FL 33759
(727) 726-0763

PROXY STATEMENT AND INFORMATION CIRCULAR

AS AT AND DATED JULY 13, 2005

     This Proxy Statement and Information Circular accompanies the Notice of the 2005 Annual General Meeting of Shareholders (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) to be held on Wednesday, August 10, 2005, at 10:00 a.m. (Clearwater, Florida time), at the Company’ Corporate Headquarters, located at 2454 McMullen Booth Road, Clearwater, Florida, and is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

     The Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005 (the “Annual Report”), together with this Proxy Statement and Information Circular and the accompanying proxy form (“Proxy”), are first being mailed on or about July 13, 2005 to shareholders entitled to vote at the Meeting.

REVOCABILITY OF PROXY

     If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the shareholder be able to attend the Meeting. The shareholder may revoke the Proxy at any time prior to the voting thereof.

     In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder or his attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

PERSONS MAKING THE SOLICITATION

THE ENCLOSED PROXY IS BEING SOLICITED BY

THE BOARD OF DIRECTORS OF THE COMPANY

     Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

VOTING SHARES AND OWNERSHIP
OF MANAGEMENT AND PRINCIPAL HOLDERS

     As of the date of this Proxy Statement and Information Circular, the Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on July 11, 2005, the record date for determining shareholders entitled to notice of and to vote at the Meeting, there were issued and outstanding 9,870,531 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every shareholder present in person and entitled to vote shall have one vote, and on a poll, every shareholder present in person or represented by proxy and entitled to vote shall have one vote for each share of which such shareholder is the registered holder. Shares represented by proxy will only be voted on a poll.

     The following table sets forth certain information regarding the beneficial ownership of Common shares as of July 11, 2005 regarding (i) each of the Company’s directors and the sole nominee for director, (ii) each of the Company’s executive officers, (iii) all directors and officers as a group, and (iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding Common shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.

Name	Number of Shares	Percentage Owned
Peter L. Vosotas (1) (2)	1,614,236	16.0%
Stephen Bragin (3) (4)	115,207	1.2
Alton R. Neal (5) (6)	20,000	*
Ralph T. Finkenbrink (7) (8)	101,754	1.0
Scott Fink (9) (10)	5,000	*
Percy Luney (11) (12)	5,000	*
Mahan Family, LLC (13)	543,552	5.5
All directors and officers as a group (6 persons) (14)	1,861,197	18.2

*	Less than 1%

(1)	Mr. Vosotas’ business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(2)	Includes 31,434 shares owned directly by Mr. Vosotas, 1,321,668 held in family trusts over which Mr. Vosotas retains voting and investment power and 36,134 shares held by Mr. Vosotas’ spouse. Includes 225,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(3)	Mr. Bragin’s business address is 17757 US Highway 19 North, Suite 26, Clearwater, Florida 33764.

(4)	Includes 32,500 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 5,000 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(5)	Mr. Neal’s business address is 100 North Tampa Street, Suite 1800, Tampa, Florida 33602.

(6)	Includes 5,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 2,500 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(7)	Mr. Finkenbrink’s business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(8)	Includes 90,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(9)	Mr. Fink’s business address is 3936 U.S. Highway 19, New Port Richey, Florida 34652.

(10)	Includes 5,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 2,500 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(11)	Mr. Luney’s business address is One North Orange Avenue, Orlando, Florida 32801.

(12)	Includes 5,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 2,500 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(13)	Mahan Family, LLC, together with Roger Mahan, Gary Mahan, Nancy Ernst, Kenneth Ernst and Mahan Children, LLC, filed a joint Schedule 13D/A on May 18, 2005. As reported in such Schedule 13D/A, Roger Mahan, Nancy Ernst and Gary Mahan are siblings. Kenneth Ernst is the husband of Nancy Ernst. Mahan Family, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are equity holders and the sole managers. The principal business address of Mahan Family, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. Mahan Children, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are the sole equity holders and managers. The principal business address of Mahan Children, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. In addition to the 543,552 shares owned by Mahan Family, LLC, (i) Mahan Children, LLC owns 401,646 shares, (ii) Roger Mahan owns 120,000 shares, (iii) a son of Kenneth and Nancy Ernst owns 600 shares and (iv) a son of Gary Mahan owns 600 shares. These shares collectively constitute approximately 10.8% of the Company’s outstanding Common shares.

(14)	Includes an aggregate of 362,500 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include an aggregate of 12,500 shares under options which are not exercisable within 60 days.

     The Board of Directors has determined that all shareholders of record as of the close of business on July 11, 2005 (the “Record Date”) will be entitled to receive notice of and to vote at the Meeting. Those shareholders so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company’s Articles provide that a quorum is present if two or more shareholders of the Company are present in person (or represented by proxy) holding an aggregate of at least 33-1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purpose of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved. The vote required for each proposal set forth herein, including the election of directors, is set forth under the discussion herein of such proposal.

     Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors recommends the nominee set forth below for election as a Director and urges each shareholder to vote “FOR” the nominee. Proxies in the accompanying form will be voted at the Meeting, unless authority to do so is withheld, in favor of the election as a Director of the nominee named below.

     The Company’s Board of Directors currently consists of six members divided into three classes, with the members of each class serving three-year terms expiring at the third Annual General Meeting of Shareholders after their election. The Company’s Board of Directors, upon the recommendation of the Nominating/Corporate Governance Committee, has nominated Stephen Bragin to stand for reelection as a Director at the Meeting, to hold office for a term of three years expiring at the 2008 Annual General Meeting of Shareholders, and until his successor shall have been duly elected and qualified. Mr. Bragin was recommended to the Nominating/Corporate Governance Committee of the Board for election as a Director by the Chief Executive Officer of the Company. No other person has been nominated by the Board to stand for election as a director at the Meeting. Consequently, if Mr. Bragin is elected at the Meeting, the Board will consist of five (5) members, with one vacancy remaining. (Percy Luney will not stand for reelection at the Meeting but will remain as a Director until the Meeting.) Assuming a quorum is present, the election of Mr. Bragin as a Director requires that a plurality of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of his election. In the event Mr. Bragin is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominee will be unavailable, or if elected, will decline to serve. Mr. Bragin is a resident of the United States. Certain information is set forth below for the nominee for Director, as well as for each Director whose term of office will continue after the Meeting.

NOMINEE FOR DIRECTOR —TERM TO EXPIRE 2008

Name	Age	Principal Occupation And Other Information

Stephen Bragin	74	Mr. Bragin has served as a director of the Company since February 10, 1999 and as a director of the Company’s two subsidiaries, Nicholas Data Services, Inc. and Nicholas Financial, Inc., since 1987 and 1990, respectively. He has served as Regional Development Director at the University of South Florida as well as other related positions for over five years.

DIRECTORS CONTINUING IN OFFICE —TERM TO EXPIRE 2006

Name	Age	Principal Occupation And Other Information

Scott Fink	45	Mr. Fink has served as a director of the Company since August 11, 2004. In 2001, Mr. Fink was awarded the Hyundai of New Port Richey, Florida dealership, where he is currently President and Owner. In 1998, Mr. Fink formed S&T Collision Centers, which currently operates out of locations in Clearwater and Brandon, Florida. Prior to 1998, Mr. Fink owned and operated a Toyota and a Mitsubishi Dealership in Clearwater, Florida. Mr. Fink also previously worked for Ford Motor Company in various management positions. Mr. Fink received his Bachelor of Science degree in Accounting from Wagner College, Staten Island, NY.

Alton R. Neal	58	Mr. Neal has served as a director of the Company since May 17, 2000. He has been in the private practice of law since 1975 and has been a partner with the firm of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, Tampa, Florida, since 1999. From 1994 until 1999, he was a partner in the firm of Forlizzo & Neal.

DIRECTORS CONTINUING IN OFFICE —TERM TO EXPIRE 2007

Name	Age	Principal Occupation And Other Information

Peter L. Vosotas	63	Mr. Vosotas founded the Company in 1985 and has served as Chairman of the Board, Chief Executive Officer and President of the Company and each of its subsidiaries since inception. Prior to founding the Company, Mr. Vosotas held a variety of Sales and Marketing positions with Ford Motor Company, GTE and AT&T Paradyne Corporation. Mr. Vosotas attended the United States Naval Academy and earned a Bachelor of Science Degree in Electrical Engineering from The University of New Hampshire.

Ralph T. Finkenbrink	44	Mr. Finkenbrink has served as Senior Vice President – Finance of the Company since July 1997 and served as Vice President – Finance of the Company from 1992 to July 1997. He joined the Company in 1988 and served as Controller of Nicholas Financial and NDS until 1992. Prior to joining the Company, he was a staff accountant for MBI, Inc. from January 1984 to March 1985 and Inventory Control Manager for the Dress Barn, Inc. from March 1985 to December 1987. Mr. Finkenbrink received his Bachelor of Science Degree in Accounting from Mount St. Mary’s University in Emmitsburg, Maryland.

PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors and Audit Committee recommend the approval of the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2006, and urge each shareholder to vote “FOR” such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

Appointment of Independent Auditors

     The Board of Directors and Audit Committee propose the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2006. Dixon Hughes PLLC have been the Company’s independent auditors since March 3, 2004. No representative of Dixon Hughes PLLC will be present at the Company’s Annual General Meeting or available at the Meeting to answer any questions or make any statements with respect to the Company.

     Ernst & Young LLP (“E&Y”) served as the Company’s independent auditors from 1994 until 2003. Effective following completion of its review of the Company’s financial statements as of and for the quarter ended September 30, 2003, E&Y resigned as the Company’s independent public accountants.

     E&Y’s reports on the Company’s financial statements for the fiscal years ended March 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and none of such reports was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended March 31, 2003 and 2002, and the subsequent interim period ended September 30, 2003, there were not any disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company requested that E&Y furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether E&Y agreed with the above statements. On October 3, 2003, E&Y filed the letter that the Company requested with the Commission stating that E&Y had read the Company’s statements and agreed with such statements.

     Effective December 3, 2003, the Company engaged the accounting form of Crisp Hughes Evans LLP as its new independent auditors. Effective March 1, 2004, Crisp Hughes Evans LLP merged with Dixon Odom PLLC, with the combined firm now known as Dixon Hughes PLLC. On March 3, 2004, the Company engaged Dixon Hughes PLLC as its independent auditors effective as of the consummation of the merger of the two firms.

     During the period from December 3, 2003 through March 3, 2004, there were no disagreements between the Company and Crisp Hughes Evans LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crisp Hughes Evans LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company did not consult with Dixon Hughes PLLC (or its predecessors) during the two fiscal years ended March 31, 2003 and 2002 or during the subsequent interim periods from March 31, 2003 through and including December 3, 2003, or with Dixon Odom PLLC during the interim periods from December 3, 2003 through March 3, 2004, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

     The Company requested that Crisp Hughes Evans LLP furnish a letter addressed to the Commission stating whether Crisp Hughes Evans LLP agreed with the above statements. On March 4, 2004, Crisp Hughes Evans LLP filed the letter that the Company requested with the SEC stating that it had read the Company’s statements and agreed with such statements.

Vote Required

     Assuming a quorum is present, approval of the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2006 requires that a majority of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

Fees for Audit and Non-Audit Related Matters

     The fees charged by Dixon Hughes PLLC for professional services rendered in connection with all audit and non-audit related matters for each of the fiscal years ended March 31, 2005 and 2004, respectively were as follows:

	Fiscal Year Ended March 31,
	2005	2004
Audit Fees (1)	$89,000	$104,000
Audit Related Fees (2)	$20,000	$10,000
Tax Fees (3)	$34,000	$14,000
All Other Fees	None	None

(1)	Audit fees consist of fees for the audit of the Company’s annual financial statements, review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-QSB and for 2004 include $54,000 related to registration statements and consents pertaining to a stock offering completed in June 2004.

(2)	Audit related fees consist primarily of fees for the audit of the Company’s retirement plan and in fiscal 2005, consultation regarding financial reporting matters and consultation regarding SEC filing requirements.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services.

     The Audit Committee considered the provision of non-audit services in their consideration of Dixon Hughes PLLC independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Management is required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During the fiscal year ended March 31, 2005, all services were pre-approved by the Audit Committee in accordance with this policy.

BOARD OF DIRECTORS

Directors Compensation

     Directors who are not executive officers of the Company each receive an annual retainer of $5,000, plus $500 per Board of Directors meeting or committee meeting attended. Directors who are executive officers of the Company receive no additional compensation for service as a member of either the Board of Directors or any committee of the Board. Directors who are not employees of the Company also are entitled to option grants under the Company’s Non-Employee Director Stock Option Plan. Under this Plan, each Non-Employee Director is entitled to receive options to purchase 7,500 Common shares at the time of his or her election to the Board of Directors. Each Non-Employee Director also is entitled to receive options to purchase 7,500 Common shares on the day following his or her reelection to the Board at the Annual General Meeting of Shareholders of the Company. The exercise price of such options will be equal to 110% of the Fair Market Value of the underlying shares on the date of grant of such options. The above options vest over a three-year period and are exercisable at the rate of one-third of the total option each year.

Committees of the Board of Directors and Meeting Attendance

     The Company expects all members of the Board to attend the Meeting barring other significant commitments or special circumstances. All of the Company’s Board members attended the Company’s 2004 Annual General Meeting of Shareholders. During the Company’s fiscal year ended March 31, 2005, there were four meetings of the Board, and each incumbent Director attended at least 75% of such meetings.

     The Board of Directors of the Company has the standing committees listed below.

     Audit Committee. The Board of Directors has established an Audit Committee. From April 1, 2004 until June 30, 2005, the Audit Committee was comprised of two members, namely Messrs. Neal (Chair) and Bragin. The Audit Committee held two meetings during the fiscal year ended March 31, 2005, and each of Messrs. Neal and Bragin attended both meetings. Effective June 30, 2005, the size of the Audit Committee was expanded from two to three members, and Mr. Fink was added to the Audit Committee. The Board has determined that Messrs. Neal, Bragin and Fink satisfy the independence requirements of current Securities and Exchange Commission rules and Nasdaq National Market listing standards. The Board also has determined that Mr. Fink qualifies as an audit committee financial expert as defined under these rules and listing standards.

     The Audit Committee assists the Board of Directors with its responsibilities by (A) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and (B) monitoring (i) the Company’s compliance with legal, risk management and regulatory requirements, (ii) the Company’s independent auditors’ qualifications and independence, (iii) the performance of the Company’s audit function and independent auditors, and (iv) the Company’s systems of internal control with respect to the integrity of financial records, adherence to its policies and compliance with legal requirements. The Audit Committee: has sole responsibility to retain and terminate the Company’s independent auditors, subject to shareholder ratification; has sole authority to pre-approve all audit and non-audit services performed by the Company’s independent auditors and the fees and terms of each engagement; appoints and oversees the Company’s internal auditor, and reviews the scope and results of each annual internal audit; and reviews the Company’s audited financial statements and related public disclosures, earnings, press releases and other financial information and earnings guidance provided to analysts or rating agencies. The Audit Committee is governed by a written charter, which sets forth the specific functions and responsibilities of the Audit Committee. A copy of the current Audit Committee charter is attached hereto as Appendix A.

     Compensation Committee. On June 30, 2005, the Board of Directors established a Compensation Committee, which is comprised of three directors, namely Messrs. Bragin, Fink and Neal. The Board has determined that Messrs. Bragin, Fink and Neal satisfy the independence requirements of current Nasdaq National Market listing standards.

     The principal responsibilities of the Compensation Committee are to evaluate the performance and approve the compensation of the Company’s Chief Executive Officer and executive officers; prepare an annual report on executive compensation for inclusion in future proxy statements of the Company; and oversee the Company’s compensation and benefit plans for key employees and non-employee directors.

     The Compensation Committee reviews and approves corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of these goals and objectives and establishes his compensation levels based on its evaluation. This Committee is also responsible for administration of the Company’s existing Employee Stock Option Plan and Non-Employee Director Stock Option Plan. The specific functions and responsibilities of the Compensation Committee are set forth in its written charter.

     Nominating/Corporate Governance Committee. On June 30, 2005, the Board of Directors established a Nominating/Corporate Governance Committee, which is comprised of two directors, namely Messrs. Bragin and Neal. The Board has determined that Messrs. Bragin and Neal satisfy the independence requirements of current Nasdaq National Market listing standards. The Nominating/Corporate Governance Committee is governed by a written charter, which will be reviewed on an annual basis. A copy of the current Nominating/Corporate Governance Committee charter is attached hereto as Appendix B. The Nominating/Corporate Governance Committee charter is not currently available on the Company’s web site.

     The principal functions of the Nominating/Corporate Governance Committee are to: identify, consider and recommend to the Board qualified director nominees for election at the Company’s annual meeting; review and make recommendations on matters involving the general operation of the Board and its committees and recommend to the Board nominees for each committee of the Board; and develop and recommend to the Board the adoption and appropriate revision of the Company’s corporate governance practices.

Nominations of Directors

     The entire Board by majority vote selects the Director nominees to stand for election at the Company’s annual general meetings of shareholders and to fill vacancies occurring on the Board, based on the recommendations of the Nominating/Corporate Governance Committee. In selecting nominees to recommend to the Board to stand for election as Directors, the Nominating/Corporate Governance Committee will examine each Director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. Directors shall be selected so that the Board is a diverse body. The Nominating/Corporate Governance Committee believes, however, that the following minimum qualifications must be met by a Director nominee to be recommended to stand for election as Director:

•	Each Director must display high personal and professional ethics, integrity and values.

•	Each Director must have the ability to exercise sound business judgment.

•	Each Director must be highly accomplished in his or her respective field, with broad experience at the executive or policy-making level in business, government, education, technology or public interest.

•	Each Director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

•	Each Director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

•	Each Director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

     The Nominating/Corporate Governance Committee may use various sources for identifying and evaluating nominees for Directors, including referrals from the Company’s current Directors, management and shareholders. The Nominating/Corporate Governance Committee will review the resume and qualifications of each candidate identified through any of the sources referenced above, and determine whether the candidate would add value to the Board. With respect to candidates that are determined by the Nominating/Corporate Governance Committee to be potential nominees, one or more members of the Committee will contact such candidates to determine the candidate’s general availability and interest in serving. Once it is determined that a candidate is a good prospect, the candidate will be invited to meet with the full Committee, which will conduct a personal interview with the candidate. During the interview, the Committee will evaluate whether the candidate meets the guidelines and criteria adopted by the Board as well as exploring any special or unique qualifications, expertise and experience offered by the candidate and how such qualifications, expertise and/or experience may complement that of existing Board members. If the candidate is approved by the Committee as a result of the Committee’s determination that the candidate will be able to add value to the Board and the candidate expresses his or her interest in serving on the Board, the Committee will then review its conclusions with the Board and recommend that the candidate be selected by the Board to stand for election by the shareholders or fill a vacancy or newly created position on the Board.

     Recommendations for Director nominees to be considered by the Nominating/Corporate Governance Committee, including recommendations from shareholders of the Company, should be sent in writing, together with appropriate biographical information concerning each proposed nominee, to the Nominating/Corporate Governance Committee of the Board of Directors, care of the Secretary of the Company, at the Company’s headquarters.

Communications with Board of Directors

     Shareholders may communicate with the full Board or individual Directors by submitting such communications in writing to Nicholas Financial, Inc., Attention: Board of Directors (or the individual Director(s)), Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759. Such communications will be delivered directly to the appropriate Director(s).

Report of the Audit Committee

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the Company’s Independent Auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the

Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the Independent Auditors the Auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of nonaudit services with the Auditors’ independence.

     The Committee discussed with the Company’s Independent Auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held two meetings during the fiscal year ended March 31, 2005.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report for filing with the Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s Independent Auditors for the fiscal year ending March 31, 2006.

     The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

Alton Neal, Audit Committee Chair
Stephen Bragin, Audit Committee Member
June 27, 2005

EXECUTIVE OFFICERS AND COMPENSATION

(Form 51-102F6, National Instrument 51-102)

     The Company has two (2) executive officers, Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President, and Ralph T. Finkenbrink, Senior Vice-President and Chief Financial Officer. For additional information regarding, Messrs. Vosotas and Finkenbrink, see “Proposal 1: Election of Directors” above. For the fiscal year ended March 31, 2005, total cash compensation of US $849,832 was paid to the Company’s executive officers. Except pursuant to option grants as described below, there are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year.

     The following table sets forth certain information concerning compensation paid to or earned by each of the Company’s executive officers for the fiscal years ended March 31, 2005, 2004 and 2003:

Summary Compensation Table

					Long-Term
	Fiscal	Annual Compensation			Compensation
	Year				Shares
	Ended				underlying	All Other
Name & Principal Position	March 31	Salary	Bonus	Other	Options	Compensation
PETER L. VOSOTAS Chairman of the Board, Chief Executive Officer and President	2005	$186,000	$464,285	Nil	225,000	$8,439
	2004	$183,000	$304,060	Nil	225,000	$8,439
	2003	$174,000	$270,759	Nil	225,000	$10,453

RALPH T. FINKENBRINK Senior Vice President and Chief Financial Officer	2005	$113,125	$86,422	Nil	112,500	$4,104
	2004	$105,000	$61,083	Nil	150,000	$4,104
	2003	$100,000	$44,565	Nil	150,000	$7,135

Note: All of the above compensation amounts are expressed in U.S. dollars.

Note: Option shares in the above table have been adjusted for the three-for-two stock split effective June 17, 2005.

Long Term Incentive Plan (LTIP) Awards

     The Company does not have a LTIP, pursuant to which cash or non-cash compensation (other than stock options) intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company’s securities) was paid or distributed to the Company’s executive officers during the fiscal year ended March 31, 2005.

Options and Stock Appreciation Rights (SARs)

     The Company currently maintains an Employee Stock Option Plan (the “Employee Plan”), under which stock options have been granted and may be granted to purchase up to an aggregate of 1,050,000 Common shares, and a Non-Employee Director Stock Option Plan (the “Director Plan”), under which stock options had been granted and may be granted to purchase up to an aggregate of 360,000 Common shares. As of March 31, 2005, stock options to purchase a total of up to 992,550 Common shares had been granted under the Employee Plan, leaving options for 57,450 Common shares available for issuance thereunder, and stock options to purchase a total of up to 260,000 Common shares had been granted under the Director Plan, leaving options for 100,000 Common shares available for issuance thereunder. As of March 31, 2005, no SARs had been granted to the Company’s executive officers by the Company.

     The following table sets forth information with respect to grants of stock options during the fiscal year ended March 31, 2005 to the executive officers of the Company:

Option Grants During Fiscal 2005

Market Value
		% of Total		of Securities
		Options		Underlying
		Granted to		Options on
Name of Executive	Option	Employees in	Exercise Price	Date of Grant	Expiration
Officer	Granted	Fiscal 2005	($/Share)	($/Share)	Date
Peter L. Vosotas	Nil	—	—	—	—
Ralph T. Finkenbrink	Nil	—	—	—	—

     The following table sets forth information with respect to aggregate stock option exercises during the fiscal year ended March 31, 2005 by the executive officers of the Company and the fiscal year end value of unexercised options held by such executive officers.

Aggregated Option Exercises in Fiscal 2005
and Fiscal Year-End Option Values

			Number of	Value of
			Unexercised	Unexercised in-the-
			Options at Fiscal	Money Options at
	Number Of Shares		Year End	Fiscal Year End (2)
Name of Executive	Acquired on	Aggregate Value	Exercisable/	Exercisable/
Officer	Exercise	Realized (1)	Unexercisable	Unexercisable
Peter L. Vosotas	Nil	Nil	225,000/0	$2,411,000/$0
Ralph T. Finkenbrink	37,500	281,250	112,500/0	$1,195,300/$0

(1)	The aggregate value realized as shown above is calculated by the difference between the exercise price and the market price at the time of exercise, and does not necessarily mean the shares were sold.

(2)	Potential value of the exercisable/unexercisable in the money options calculated by multiplying the number of shares that may be acquired upon the exercise of options by the difference between (i) the closing sales price per share on March 31, 2005 ($12.00 per share, as adjusted) and (ii) the exercise price per share.

Note: Option shares in the above table have been adjusted for the three-for-two split effective June 17, 2005.

Employment Agreements

     Effective March 16, 2001, the Company entered into an employment agreement with Peter L. Vosotas, Chairman of the Board, President and Chief Executive Officer. The agreement currently provides for a minimum base salary of $186,000 and annual performance bonuses as determined by the Company’s Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Vosotas, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. Mr. Vosotas’s employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Vosotas’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Vosotas will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.

     Effective November 22, 1999, the Company entered into an employment agreement with Ralph T. Finkenbrink, Senior Vice-President of Finance. The agreement currently provides for a minimum base salary of $115,000 and annual performance bonuses as determined by the Company’s Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Finkenbrink, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. Mr. Finkenbrink’s employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Finkenbrink’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Finkenbrink will not, directly or indirectly; compete with the Company by engaging in certain proscribed activities.

     In the event the Company terminated without cause, as of the day of this proxy statement, the employment of Peter L. Vosotas, the amount of severance would be equal to $1,140,346. In the event the Company terminated without cause, as of the day of this proxy statement, the employment of Ralph T. Finkenbrink, the amount of severance would be equal to $377,506.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders to file reports of their beneficial ownership of the Company’s Common shares with the Commission and furnish copies of such reports to the Company. During the fiscal year ended March 31, 2005 the executive officers and directors of the Company filed with the Commission on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

     No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company’s last completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has outstanding promissory notes issued to Peter L. Vosotas, President, Chief Executive Officer, and Chairman of the Board of the Company. As of March 31, 2005 and 2004, the aggregate principal balance of such notes totaled approximately $1.0 million and $682,000, respectively. These promissory notes are due upon thirty-day demand by Mr. Vosotas and carry an interest rate equal to the average cost of funds for the Company, plus twenty-five basis points. These notes have been approved by the Audit Committee of the Board of Directors and are on terms no less favorable to the Company than could be obtained from an unaffiliated third party.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director or executive officer of the Company, no nominee for election as a director of the Company, no person who has been a director or executive officer of the Company since the commencement of the Company’s last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership or securities or otherwise, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

     The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement for its 2006 Annual General Meeting of Shareholders is March 15, 2006. After May 29, 2006, notice to the Company of a shareholder proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2006 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

APPROVAL AND CERTIFICATION

     The contents of this Information Circular have been approved and this mailing has been authorized by the Directors of the Company.

     Where information contained in this Information Circular rests specifically within the knowledge of a person other than the Company, and that person has provided the information to the Company, the Company has relied upon information furnished by such person.

     The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated this 13th day of July, 2005

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peter L. Vosotas
Chairman of the Board,
Chief Executive Officer and President

APPENDIX A

NICHOLAS FINANCIAL, INC.

CHARTER OF THE
AUDIT COMMITTEE

1. Purpose

     The purpose of the Company’s Audit Committee (“Committee”) of Nicholas Financial, Inc. (“Company”) is:

     1.1 Assist the Board. To assist the Board of Directors (“Board”) with its responsibilities by:

          (a) Overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

          (b) Monitoring:

               (i) the Company’s compliance with legal, risk management and regulatory requirements;

               (ii) the independent auditors’ qualifications and independence;

               (iii) the performance of the Company’s internal audit function and its independent auditors; and

               (iv) the Company’s systems of internal control with respect to the integrity of financial records, adherence to Company policies and compliance with legal and regulatory requirements.

     1.2 Prepare Reports. To prepare any reports that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual proxy statement; and

     1.3 Other Duties. To perform any other duties described in this Charter.

     The Company’s management is ultimately responsible for preparing the Company’s financial statements and its independent auditors are ultimately responsible for auditing those statements. In adopting this Charter, the Board acknowledges that the Committee members are not Company employees and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work or auditing standards. Each Committee member is entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee, and the accuracy and completeness of the financial and other information so provided absent actual knowledge to the contrary.

2. Composition

     2.1 Membership. The Committee shall be comprised of not fewer than three members of the Board, as shall be determined from time to time by the Board. The Board will appoint Committee members annually (or as necessary to fill vacancies) upon the recommendation of the Nominating/Corporate Governance Committee of the Board. Each member shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. The Board may remove any member of the Committee, with or without cause, by a majority vote of the Board.

     2.2 Committee Chair. The Board shall designate the Committee Chair. In the absence of a Chair, the Committee members may designate the Chair by majority vote of the full Committee membership.

     2.3 Other Companies’ Audit Committees. No Committee member shall simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that this simultaneous service would not impair his/her ability to effectively serve on the Committee, and the Board discloses this determination in the Company’s annual proxy statement.

     2.4 Independence. Each member shall qualify as “independent” under the criteria set forth in any applicable law, regulation and/or listing standard, including those of The Nasdaq Stock Market Inc. (“NASDAQ”) and the SEC. Accordingly, the following persons will not be considered “independent”:

          (a) a director who is, or at any time during the past three years was, employed by the Company or by any of its parent or subsidiaries;

          (b) a director who accepted or who has a Family Member (as defined by NASDAQ Rule 4200(14)) who accepted any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than the following: (i) compensation for Board or Board committee service, (ii) payments arising solely from investments in the Company’s securities; (iii) compensation paid to a Family Member who is a non-executive employee of the Company or a parent or subsidiary of the Company; (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation; or (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934.

          (c) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

          (d) a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross

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revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

          (e) a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

          (f) a director who is, or has a Family Member who is, a current partner of the Company’s independent auditors, or was a partner or employee of the Company’s independent auditors who worked on the Company’s audit at any time during any of the past three years.

     In addition, to serve as a member of the Committee, no person shall thereafter accept, directly or indirectly (other than in his or her capacity as a member of the Committee, the Board or any other Board committee), any consulting, advisory or other compensatory fee from the Company or its subsidiaries, except for fees associated with the receipt of fixed amounts of compensation under a retirement plan for prior service with the Company.

     2.5 Audit Committee Financial Expert. The Board shall appoint at least one member to the Committee who, in the Board’s business judgment, has accounting or related financial management expertise. This member will be an “Audit Committee Financial Expert” as that term may be defined from time to time by the SEC and demonstrates “financial sophistication” as defined in NASDAQ Rule 4350(d)(2)(A).

     2.6 Financial Literacy. All Committee members shall be financially literate, being able to read and understand fundamental financial statements, or must become financially literate within a reasonable period of time after his/her appointment to the Committee.

     2.7 No Involvement with Past Financial Statements. No Committee member shall have participated in the preparation of the Company’s financial statements, or those of any current subsidiary, at any time during the previous three years.

     2.8 Subcommittees. The Committee may, by resolution passed by a majority of its members, designate one or more subcommittees, each subcommittee to consist of one or more Committee members. Any such subcommittee to the extent provided in the Committee’s resolutions and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee subject to the terms of its appointment. The Committee will name each subcommittee. Each subcommittee shall keep regular minutes of its meetings and report them to the Committee when required.

3. Meetings

     The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee secretary shall maintain minutes of meetings and activities of the Committee in

3

accordance with Michigan law and the Company’s Bylaws, as may be amended and/or restated. Each regularly scheduled session shall conclude with an executive session of the Committee absent members of management and on those terms as the Committee may elect.

4. Responsibilities and Authority

     The Audit Committee shall have the following responsibilities and authority:

     4.1 Engage Independent Auditors. Annually, the Committee shall be directly responsible for the appointment, compensation, retention (subject to shareholder ratification, if that ratification is required) and supervision of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors shall audit the consolidated financial statements of the Company and the consolidated financial statements of selected subsidiaries for the fiscal year for which it is appointed and report directly to the Committee.

     4.2 Limits on Engagement. Except as otherwise stated in this Charter, the firm serving as the Company’s independent auditors may not be retained to provide non-audit related services to the Company or any of its subsidiaries. This also applies to non-audit related services received by the Company’s subsidiaries from other accounting firms serving as their independent auditors. If non-audit related services for a project can reasonably be provided only by the independent auditors due to expertise that is exclusive to that firm or for any other reason that the Committee deems necessary, and provided that the engagement for such non-audit related services is in compliance with all applicable legal and regulatory requirements promulgated by the SEC and NASDAQ, the Committee must specifically approve such arrangements before the independent auditors may be engaged to provide such service. Notwithstanding the foregoing, the independent auditors for the Company are prohibited from providing the following non-audit services to the Company or any of its subsidiaries:

          (a) Bookkeeping or other services related to the accounting records or financial statements of the Company or any of its subsidiaries;

          (b) Financial information systems design and implementation;

          (c) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

          (d) Actuarial services;

          (e) Internal audit outsourcing services;

          (f) Management functions or human resources;

          (g) Broker or dealer, investment advisor or investment banking services;

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          (h) Legal services and expert services unrelated to the audit; and

          (i) Any other services that the Public Accounting Oversight Board determines, by regulation, is impermissible.

     The Committee must, with sole authority, pre-approve all terms and fees for audit services, audit-related services, tax services and other services to be performed for the Company by the independent auditors, subject to de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, that is not considered part of the annual audit and, to the extent required by applicable law, any non-audit service.

     4.3 Review Performance of Non-Audit Services. In connection with the Committee’s approval of non-audit services, the Committee shall consider whether the independent auditors’ performance of any non-audit services is compatible with the external auditors’ independence.

     4.4 Establish Hiring Policies. The Committee shall establish clear hiring policies for employees or former employees of the Company’s independent auditors.

     4.5 Review Independent Auditor’s Work. At least annually, and more often if required, the Committee shall meet with and obtain and review a formal written statement of the independent auditors to review the conduct and results of each audit and review of the Company’s financial statements, to discuss the matters in Statement of Accounting Standards (“SAS”) No. 61, “Communications with Audit Committees,” as amended by SAS 89 and 90, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations, including:

          (a) the independent auditors’ internal quality control procedures;

          (b) any material issues raised by the most recent internal quality control review or peer review of the independent auditors’ firm, or by any publicly disclosed inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors’ firm, and the steps taken to deal with those issues; and

          (c) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board Standard No. 1, in order to assess the independent auditors’ independence.

     4.6 Review Auditing Decisions. Discuss with management and the independent auditors, and receive a report of the independent auditors, regarding the following:

          (a) conclusions and recommendations on the adequacy of the internal controls of the Company, together with the responses of management, including the status of previous audit recommendations;

5

          (b) reasoning in accepting or questioning sensitive accounting estimates by management;

          (c) reasoning in not recognizing material audit adjustments proposed by the independent auditors;

          (d) judgments about the quality and appropriateness (not just the acceptability) of the Company’s critical accounting principles used, including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;

          (e) views as to the adequacy and clarity of disclosures in the Company’s financial statements in relation to generally accepted accounting principles;

          (f) views of how the use of generally acceptable alternatives to critical accounting and tax principles, disclosure practices and valuation policies, preferred by the independent auditors, would have affected the financial statements;

          (g) conclusions regarding any serious disagreements, difficulties or disputes with management encountered during the course of the audit;

          (h) any significant risks to which the Company is, or might be, exposed and the steps management has taken to minimize such risks;

          (i) any significant changes to the audit plan;

          (j) other matters related to the conduct of the audit required to be communicated to the Committee under generally accepted auditing standards;

          (k) material written communications to the management of the Company such as any management letter or schedules of unrecognized audit adjustments; and

          (l) non-audit services provided by the Company’s independent accountants to the Company’s affiliated investment advisor, if any, or any advisor affiliate that provides ongoing services to the Company, which services were not pre-approved by the Committee (and consideration by the Committee of whether the performance of such services is compatible with maintaining the independent accountant’s independence).

     4.7 Evaluate Auditors. After reviewing the foregoing report, the Committee shall evaluate the independent auditors’ qualifications, performance and independence, which shall include the review and evaluation of the lead partner of the independent auditors. In making its evaluation, the Committee shall take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditors to the Board.

     4.8 Ensure Required Rotation. The Committee shall ensure the regular rotation of the lead audit partner and concurring partner every five (5) years and consider whether it would be appropriate to implement a regular rotation of the independent auditors’ firm.

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     4.9 Meet With Auditors. The Committee shall also meet periodically with the independent auditors in separate executive sessions to discuss any other matters or communications required under applicable laws, or which they or the Committee deem advisable or appropriate to discuss.

     4.10 Financial Statements. The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s periodic reports filed with the SEC.

     4.11 Review Effect of Changes on Financials. The Committee, as a whole or through its Chair, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management, the internal auditor and the independent auditors prior to filing of the Company’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, or as soon as practicable if the communications cannot be made prior to its filing.

     4.12 Review Management Disclosures. The Committee shall review disclosures made to the Committee by the Company’s chief executive officer (“CEO”) and chief financial officer during their certification process for Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

     4.13 Meet With Internal Auditor and Management Regarding Audit. In connection with its review of the Company’s financial statements, the Committee shall review and discuss not only with the independent auditors but also with management and the internal auditor the matters relating to the conduct of the audit required to be discussed by SAS Nos. 61, 89 and 90 (Communications with Audit Committees), as they may be modified or supplemented.

     4.14 Review Audit Process. The Committee shall review with the independent auditors any audit problems or difficulties and management’s responses to them. The Committee shall review any significant findings and recommendations of the internal auditing function together with management’s responses to them. Any such review shall include discussion of the responsibilities, budget and staffing of the internal audit function.

     4.15 Pass on Financial Statements. Based on its review and discussions with management, the internal auditor and the independent auditors, the Committee shall recommend to the Board whether the Company’s financial statements should be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).

     4.16 Review Press Releases on Financial Topics. Although the Committee shall not be required to pre-approve or discuss in advance each earnings release or each instance in which the Company may provide earnings guidance, the Committee shall review and discuss press

7

releases related to the Company’s earnings, as well as financial information and earnings guidance provided to financial analysts and rating agencies.

     4.17 Meet With Interested Parties. The Committee shall meet separately, on a periodic basis, with management, with internal auditors, with independent auditors and with the general counsel of the Company.

     4.18 Review Internal Audits. The Committee shall review the scope and plan of the work to be done by the Company’s internal audit function, and the results of such work. The review should also include discussion of the responsibilities, budget and staffing of the internal audit function.

     4.19 Review Internal Controls. The Committee shall periodically review with the director of internal auditing the adequacy of the Company’s internal controls, including the Company’s computerized information system controls and security. The Committee shall discuss with the independent auditors any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of the audit.

     4.20 Review Expenses. The Committee shall consider and review directors’, officers’ and management’s Company-funded expenses.

     4.21 Review Risk Management. The Committee shall discuss generally the Company’s policies with respect to risk assessment and risk management.

     4.22 Review Adherence to Corporate Policies. Periodically, the Committee shall meet with the appropriate members of management to review adherence to corporate policies and review processes relating to training, monitoring and reporting of policy compliance. The Committee shall also periodically review the Company’s policies and procedures regarding compliance with the Company’s Employee Code of Business Conduct and the Company’s Employee Conflicts-of-Interest Policy.

     4.23 Establish Complaint Procedures. The Committee shall establish procedures for:

          (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

          (b) the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters.

     4.24 Sponsor Educational Programs. The Committee may cause on-going educational programs related to appropriate financial and accounting practices to be made available to Committee members.

     4.25 Report to Board. The Committee shall communicate to the Board any issues with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

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     4.26 Prepare SEC Mandated Report. The Committee shall prepare the audit committee report required by SEC rules to be included in the Company’s annual proxy statement.

     4.27 Report to Board Regarding Committee Activities. The Committee shall report regularly to the Board concerning its activities.

     4.28 Perform a Self-Evaluation. The Committee shall conduct an annual performance evaluation of the Committee and an annual assessment of the adequacy of this Charter.

     4.29 Keep Minutes of Meetings. The Committee shall ensure the minutes of each meeting be kept and filed with the minutes of the Company.

5. Authority to Retain and Terminate Advisors

     5.1 Legal Counsel. In the course of its duties, the Committee shall have the authority, at the Company’s expense, to retain, replace and terminate independent legal counsel and other advisors, as it deems necessary to carry out its duties.

     5.2 Independent Auditors. The Committee shall have the sole authority to appoint, compensate, retain (subject to shareholder ratification, if that ratification is required) and supervise the work of any registered public accounting firm engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

     5.3 Payment of Professionals. The Committee shall determine the appropriate funding to be provided by the Company for payment of:

          (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

          (b) compensation to any counsel or advisors employed by the Committee; and

          (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     5.4 Internal Auditors. The Chair of the Committee shall be consulted prior to the appointment or removal of the director (any person in charge) of internal auditing.

6. Amendment

     The Board may amend or repeal this Charter and any of its provisions.

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7. Interpretations

     All references in this Charter to a statute or regulation shall include any then-current amendments of the statute or regulation, any successor statute or regulation and, in the case of a statute, any rules and regulations promulgated in connection with that statute. The references to the CEO assume that he or she will also be the Company’s Chairman of the Board. If different people hold these offices, all references to the CEO will be construed to mean the CEO and the Chairman individually. “President” shall be substituted for each reference in this to “CEO” if the office of CEO is vacant. References to Sections mean sections in this Charter.

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APPENDIX B

NICHOLAS FINANCIAL, INC.

CHARTER OF THE
NOMINATING/CORPORATE GOVERNANCE COMMITTEE

1. Purpose

     The purpose of the Nominating/Corporate Governance Committee (the “Committee”) of Nicholas Financial, Inc. (the “Company”) is:

     1.1 To develop and recommend to the Board of Directors (the “Board”) the corporate governance principles applicable to the Company;

     1.2 To identify and select individuals qualified to become Board members in a manner that is consistent with criteria approved by the Board;

     1.3 To recommend that the Board select the Director nominees for the next annual meeting of shareholders; and

     1.4 To oversee the evaluation of the Board and management.

2. Composition

     The Committee shall be comprised of not fewer than two members of the Board, as shall be determined from time to time by the Board. The members of the Committee shall be appointed by the Board annually (or as necessary to fill vacancies) upon the recommendation of the Nominating/Corporate Governance Committee of the Board. Each member shall serve until his or her successor is duly elected and qualified or until such member’s earlier death, resignation or removal. The Board may remove any member of the Committee, with or without cause, by a majority vote of the Board.

     The Chair of the Committee shall be designated by the Board. In the absence of such Chair, the members of the Committee may designate the Chair by majority vote of the full Committee membership.

     Each member shall qualify as “independent” as defined by any applicable law, regulation and/or listing standard.

3. Delegation

     The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by the Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or when required.

4. Meetings

     The Committee shall meet at least annually, or more frequently as circumstances dictate. The secretary of the Committee shall maintain minutes or other records of meetings and activities of the Committee in accordance with the British Columbia (Canada) Business Corporations Act and the Company’s Articles, as may be amended and/or restated. Each regularly scheduled session shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect.

5. Responsibilities And Authority

     The Committee shall have the following responsibilities and authority:

     5.1 Corporate Governance Principles

          (a) The Committee shall refer to the Corporate Governance Policies in making the recommendations and determinations required of it under this Charter.

          (b) The Committee shall review the Corporate Governance Policies and each Board committee charter annually, and make recommendations to the Board regarding any amendments thereto.

          (c) The Committee shall review, on an on-going basis, all related-party transactions required to be disclosed pursuant to Securities and Exchange Commission (“SEC”) Regulation S-K, Item 404 for potential conflicts of interest and approve all such transactions.

     5.2 Board and Committee Membership

          (a) At least annually, the Committee shall assess the size and composition of the Board in light of the operating requirements of the Company and the current makeup of the Board.

          (b) The Committee shall develop membership qualifications for the Board and all Board committees. Any assessment of a prospective Board or committee candidate should include, at a minimum, issues of diversity, age, background and training, business or administrative experience and skills, dedication and commitment, business judgment, analytical skills, problem-solving abilities and familiarity with regulatory environment. In addition, the Committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable Committee at the point in time.

          (c) The Committee shall assist the Board with defining specific criteria for Director independence and committee membership in a manner that is consistent with the Corporate Governance Policies and making any necessary independence determination for committee membership. Notwithstanding the foregoing, it shall be the responsibility of the full Board to make any required independent determination as to members of this Committee.

          (d) The Committee shall make recommendations to the Board regarding membership on committees, taking into account (i) a prospective candidate’s independence, (ii)

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the qualifications set forth in Section 2 above, (iii) the needs of each committee, (iv) the desires of individual Directors, (v) the suggestions of the Chief Executive Officer (“CEO”)1 and the Chairman, if the Chairman is not the CEO, and (vi) other applicable requirements the rules and regulations of The Nasdaq Stock Exchange Market, Inc. (“NASDAQ”) and the SEC.

          (e) The Committee shall monitor compliance with the Board and Board committee membership criteria, including on-going compliance with respect to Director independence requirements. Notwithstanding the foregoing, it shall be the responsibility of the full Board to monitor compliance with membership criteria and independence with respect to members of this Committee.

          (f) The Committee shall coordinate and assist management and the Board in recruiting new members to the Board. Annually, the Committee shall make recommendations for the nomination of director candidates based on the criteria set forth herein and the evolving needs of the Company.

          (g) The Committee shall investigate and consider suggestions for candidates for membership on the Board, including shareholder nominations for the Board. The Committee will give due consideration to all written shareholder nominations that are (i) submitted in writing to the Committee, in care of the Corporate Secretary of the Company, (ii) received at least 120 days before the publication of the Company’s annual proxy statement from a shareholder or group of shareholders owning 5% or more of the voting stock for at least one year, and (iii) accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board. The Committee may request additional information regarding any prospective candidate as it deems necessary.

          (h) In consultation with the CEO, the Chairman and the full Board, the Committee shall search for, recruit, screen, interview and recommend prospective Directors, as required, to provide an appropriate balance of knowledge, experience and culpability on the Board. The Committee shall be guided by this Charter, the Corporate Governance Policies, and other applicable laws and regulations in recruiting and selecting Director candidates. So long as shareholders nominating Director candidates shall have complied with the procedural requirements set forth herein, the Committee shall apply the same criteria and employ substantially similar procedures for evaluating shareholder nominees for the Board as it would for evaluating any other Board nominee.

          (i) The Committee shall undertake the responsibilities delegated to the Committee as set forth in the Corporate Governance Policies.

          (j) The Committee shall have sole authority, at the Company’s expense, to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm’s fees and other retention terms.

[1]	“President” shall be substituted for each reference in this Charter to “CEO” if the office of CEO is vacant for any reason.

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     5.3 Evaluation

          (a) The Committee shall report to the Board regarding its activities.

          (b) The Committee shall conduct an annual performance evaluation of the Committee and facilitate and oversee the Board of Directors’ annual self-evaluation.

          (c) At least annually, the Committee shall facilitate and oversee the evaluation of management, and evaluate the quality, sufficiency and currency of information furnished by management to the Directors in connection with Board and committee meetings and other activities of the Directors.

          (d) The Committee shall ensure the minutes of the meeting be kept and filed with the minutes of the Company.

6. Authority To Retain And Terminate Advisors

     In the course of its duties, the Committee shall have the authority, at the Company’s expense, to retain, replace and terminate independent legal counsel and other advisors, as it deems necessary to carry out its duties.

7. Amendment

     This Charter and any provision contained herein may be amended or repealed by the Board.

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Proxy

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
Nicholas Financial, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF NICHOLAS FINANCIAL, INC. (the “Company”)

TO BE HELD AT the Company’s Corporate Headquarters, 2454 McMullen Booth Road, Building C, #501B, Clearwater, Florida

ON Wednesday, August 10, 2005, AT 10:00 AM

The undersigned shareholder (“Registered Shareholder”) of the Company hereby appoints Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, or failing this person, Ralph T. Finkenbrink, Senior Vice President and Chief Financial Officer of the Company, or in the place of the foregoing,                                          as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement and Information Circular)

1.	To elect Stephen Bragin as a Director (to serve until the 2008 Annual General Meeting of Shareholders):	For		Withhold Vote

2.	To approve the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2006:	For	Against	Abstain

3.	To transact such other business as may properly come before the Meeting.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:	, 2005

Number of Common Shares
Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

This Proxy is solicited by the Board of Directors of the Company.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada..

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)	appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)	appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada
Proxy Dept. 100 University Avenue 9th Floor
Toronto Ontario M5J 2Y1
Fax: Within North American: 1-866-249-7775 Outside North America: (416) 263-9524